SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2009

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667	(Zip Code)
Morrisville, VT	05661-0667

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

O	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The sole purpose of filing this Form 8-K/A is to correct the date from 2008 to 2009 in the last sentence in paragraph one under Item 4.01 (a). Also as a result of that change, there is a new Exhibit 16.1 attached with an updated letter from UHY LLP.

Item 4.01:	Changes in Registrant's Certifying Accountant

(a ) The audit committee of the Board of Directors, with the concurrence of the full Board of Directors, approved the dismissal of UHY LLP upon completion of services related to the audit of the Company's December 31, 2008 financial statements. On January 22, 2009, UHY LLP, our current independent accountant was notified of the dismissal.

The reports of UHY LLP on the financial statements of the Company for the years ended December 31, 2007 and 2006 did not contain either an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company had no disagreements with UHY LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or the subsequent interim period, which if not resolved to the satisfaction of UHY LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

There were no reportable events within the meaning of Item 304 (a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company has provided UHY LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that UHY LLP deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of UHY LLP is filed as Exhibit 16.1 to this Form 8-K/A Current Report.

(b) The audit committee of the Board of Directors, with the concurrence of the full Board of Directors, has approved the engagement of Berry Dunn McNeil & Parker (BDMP) as the Company's independent public accountant for the Company's fiscal year ending December 31, 2009 and the interim periods prior to such year end, subject to completion of BDMP's standard engagement acceptance procedures. During the Company's two most recent fiscal years and any subsequent interim period, neither the Company nor anyone on its behalf has consulted with Berry Dunn McNeil & Parker regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304 (a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibit, referred to in Item 4.01 of the Report is filed; herewith;

Exhibit 16.1 Letter, dated January 29, 2009, from UHY LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

January 29, 2009	/s/ Kenneth D. Gibbons

Kenneth D. Gibbons, President/Chief Executive Officer

January 29, 2009	/s/ Marsha A. Mongeon

Marsha A. Mongeon, Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit 16.1 Letter, dated January 29, 2009, from UHY LLP

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